Exhibit 99.1

Contacts:

Michael J. Shea	Scott Solomon
Chief Financial Officer	Vice President
Mac-Gray Corporation	Sharon Merrill
781-487-7610	617-542-5300
mshea@macgray.com	TUC@investorrelations.com

Ray Loser
SVP, Strategic Business Development
CSC ServiceWorks

(516) 349-8555

rloser@csccompanies.com

CSC ServiceWorks to Acquire Mac-Gray for $524 Million

PLAINVIEW, NY and WALTHAM, MA, October 15, 2013 — CSC ServiceWorks, Inc. (“CSC”) and Mac-Gray Corporation (NYSE: TUC) (“Mac-Gray” or the “Company”) today announced that they have entered into a definitive agreement and plan of merger that provides for the merger of Mac-Gray with CSC Fenway, Inc., a wholly-owned subsidiary of Spin Holdco Inc., which is a wholly-owned subsidiary of CSC.  Pursuant to the transaction, CSC will acquire all of the outstanding common stock of Mac-Gray for $21.25 per share, payable in cash, which represents a premium of 42% over the Company’s closing stock price on October 14, 2013.  The aggregate value of the transaction is approximately $524 million, taking into account Mac-Gray’s outstanding stock options, restricted stock units and net debt as of June 30, 2013. The transaction has been unanimously approved by the Board of Directors of Mac-Gray.

CSC is a leading provider of multi-family housing and commercial laundry solutions, as well as the industry leader in air vending services at convenience stores and gas stations, with more than one million machines in service. Mac-Gray, founded in 1927, is a leading provider of laundry facilities management services to both multi-family and academic housing sectors. For the year ended December 31, 2012, Mac-Gray had revenue of $322.1 million.

“After a careful and thorough evaluation process, the Mac-Gray board has determined that the all-cash transaction with CSC maximizes value for our shareholders,” said Mac-Gray Chairman Thomas E. Bullock. “The Board strongly believes that this transaction achieves that result, providing a significant premium for our shareholders.”

“We are excited to bring these two companies together to create a world class operation.  Both CSC and Mac-Gray are industry leaders in customer service and technology.  Bringing our teams together to share each other’s best practices will elevate both companies and enhance our customers’ experience,” said Bob Doyle, CEO of CSC.  “On behalf of CSC and our controlling shareholder, Pamplona Capital Management, we look forward to welcoming the Mac-Gray employees to our team.”

Completion of the acquisition is subject to conditions including the adoption of the acquisition agreement by Mac-Gray’s stockholders, regulatory approval, and other customary closing conditions.  The parties expect the transaction to be completed in the first half of 2014. Following completion of the transaction, Mac-Gray’s common stock will be delisted from the New York Stock Exchange and will no longer trade publicly.

BofA Merrill Lynch is acting as financial advisor to Mac-Gray and Goodwin Procter LLP is serving as legal counsel.  Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc. and Evercore Group L.L.C. are acting as financial advisors to CSC; and Kirkland & Ellis LLP is serving as legal counsel.

About CSC ServiceWorks

CSC ServiceWorks, with over one million machines in service, is the leading provider of multi-family housing and commercial laundry solutions as well as the industry leader in air vending services at convenience stores and gas stations. CSC’s family of businesses includes: Coinmach Corp., ASI Campus Laundry Solutions, SDI Laundry Solutions, Sparkle Solutions Corp., Appliance Warehouse of America, AIR-serv, AirValet and Super Laundry. CSC ServiceWorks has a workforce of over 2,250 dedicated professionals throughout the United States, Canada and Europe.

About Mac-Gray Corporation

Founded in 1927, Mac-Gray derives its revenue principally through the contracting of debit-card- and coin-operated laundry facilities in multi-unit housing facilities such as apartment buildings, college and university residence halls, condominiums and public housing complexes. Mac-Gray manages laundry rooms in 44 states and the District of Columbia. Mac-Gray also sells and services commercial laundry equipment to retail laundromats and other customers through its product sales division. To learn more about Mac-Gray, visit the Company’s website at www.macgray.com.

Additional Information About the Proposed Transaction and Where to Find It

Mac-Gray plans to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed transaction with CSC. Investors and security holders of Mac-Gray are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about Mac-Gray, CSC and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Mac-Gray with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Mac-Gray files with the SEC by directing a written request to Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, Massachusetts 02451, Attention: Secretary. Copies of Mac-Gray’s filings with the SEC may also be obtained at the “Investor Relations” section of Mac-Gray’s website at www.macgray.com.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

Mac-Gray and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Mac-Gray in connection with the proposed transaction. Information about those directors and executive officers of Mac-Gray, including their ownership of Mac-Gray securities, is set forth in the proxy statement for Mac-Gray’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2013, as supplemented by other Mac-Gray filings with the SEC. Investors and security holders may obtain additional information regarding the direct and indirect interests of Mac-Gray and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Safe Harbor Statement

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction, the anticipated results of the transaction, including synergies and market footprint, the timing of the transaction, the impact on Mac-Gray’s stock and Mac-Gray’s plans with regard to the proxy statement. Mac-Gray intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Mac-Gray, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “project,” or similar expressions.  Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements.  Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, general economic conditions, changes in multi-housing vacancy rates, Mac-Gray’s ability to renew long-term customer contracts, the proposed transaction, the ability to satisfy the closing conditions set forth in the merger agreement, including obtaining stockholder approval and those conditions related to antitrust clearance, the ability of the parties to consummate the proposed transaction and those risks set forth in Mac-Gray’s Annual Report on Form 10-K for the year ended December 31, 2012 under “Risk Factors” and in other reports subsequently filed with the SEC. Except as expressly required by law, Mac-Gray undertakes no obligation to update any forward-looking statements, which speak only as of the date of this news release.  All forward-looking statements in this document are qualified in their entirety by this cautionary statement.